EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
SonoSite, Inc.:

We consent to the use of our report incorporated by reference herein in the registration statement.

/S/    KPMG LLP

Seattle, Washington
May 30, 2002